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                                                                    Exhibit 99
	                              NATIONSBANK, N.A.
             MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                      JUNE 1, 1997 THROUGH JUNE 30, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance						                              $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage	                              					28.44%
    (ii)  Class A-1 Notes Balance					                         	$82,654,904.00
    (iii) Class A-1 Notes Rate				                                   		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					41.29%
    (ii)  Class A-2 Notes Balance					                        	$120,000,000.00
    (iii) Class A-2 Notes Rate			                                     			6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                              						26.27%
    (ii)  Class A-3 Notes Balance	 	                        				$76,343,707.00
    (iii) Class A-3 Notes Rate		                                     				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage					                          	4.00%
    (ii)  Class B Certificates Balance	                    					$11,624,943.00
    (iii) Class B Certificates Rate			                                			7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)			                                  			9.53%
(H) Weighted Average Original Maturity (WAOM)			 	         		56.22 		   months
(I) Weighted Average Remaining Maturity (WAM)				          		49.45 		   months
(J) Number of Receivables			                                         			24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage		               				2.00%
    (ii)  Reserve Account Initial Deposit			                  			$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance					                    	3.25%
          (c) Trigger Percent of Remaining Pool Balance		            				6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------

(A) Total Portfolio Balance					                              	$184,520,181.90
(B) Total Note and Certificate Pool Factor				                     		0.6349113
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance					                                   	$0.00
    (ii) Class A-1 Notes Pool Factor			                           			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                          	$96,551,531.90
    (ii) Class A-2 Notes Pool Factor					                           	0.8045961
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                 1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance				                     		$11,624,943.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance			                                			$6,268,146.87
(H) Cumulative Net Losses for All Prior Periods			            			$2,287,147.44
(I) Net Loss Ratio for Second Preceding Period					                     	1.36%
(J) Net Loss Ratio for Preceding Period	                            					0.83%
(K) Delinquency Ratio for Second Preceding Period			                  			0.64%
(L) Delinquency Ratio for Preceding Period					                         	0.86%
(M) Weighted Average Coupon (WAC)                                        9.51%
(N) Weighted Average Remaining Maturity (WAM)				          		39.99    		months
(O) Number of Receivables                                         						19,645

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections		                            				$8,001,530.69
    (ii)  Not Used		                                                  				0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                              	1,474,224.62
    (ii)  Repurchased Loan Proceeds Related to Interest			             			0.00
(C) Weighted Average Coupon (WAC)				                                  		9.51%
(D) Weighted Average Remaining Maturity (WAM)		           			39.17 	   	months
(E) Remaining Number of Receivables                               						19,134
(F) Delinquent Receivables
                                  				Dollar Amount       		  #  Units
                                      -------------           --------
    (i)   30-59 Days Delinquent				     5,135,067 	   2.91%	     512   		2.68%
    (ii)  60-89 Days Delinquent     		  		934,032 	   0.53%	      93    	0.49%
    (iii) 90 Days or More Delinquent			  	706,148 	   0.40%	      67     0.35%

(G) Repossessions
			                                  	Dollar Amount        		#  Units
                                      -------------	         --------
                                    				1,039,363    	0.59%	      97 	  	0.51%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 				                        		$29,868.51
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period                           						52,131.33
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used			                                                  			0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	32,102.71
(D) Aggregate Net Losses for Collection Period				                 		20,028.62
(E) Actual Number of Days in Interest Period				                       		29.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections	                                   					$1,474,224.62
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest				                   		0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		32,102.71
(E) Investment Earnings from the Reserve Account				               		29,868.51
(F) Total Interest Collections				                              		1,536,195.84

Principal:
(G) Principal Payments Received                            						$8,001,530.69
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections				                             		8,001,530.69

(L) Total Collections		                                      				$9,537,726.53

II. DISTRIBUTIONS		                                        						Per $1,000 of
-----------------                                             Original Balance
                                                              ----------------
(A) Total Interest Collections         						$1,536,195.84
(B) Servicing Fee 					                       	$153,766.82              		0.53

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due						 $0.00 		                0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		             				0.00 	                	0
                                                   -------
    (iii)  Class A-1 Notes Monthly Interest
           Shortfall (after reserve fund draw)	 					$0.00                 		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest
          Due	                                 $510,918.52       		4.257654358
    (ii)  Class A-2 Notes Monthly Interest
          Paid (after reserve fund draw)		  				510,918.52       		4.257654358
                                               -----------
    (iii)  Class A-2 Notes Monthly Interest
           Shortfall (after reserve fund draw)	 					$0.00 	                	0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest
          Due                                 	$429,433.35             		5.625
    (ii)  Class A-3 Notes Monthly Interest
          Paid (after reserve fund draw)		  				429,433.35             		5.625
                                               -----------
    (iii) Class A-3 Notes Monthly Interest
          Shortfall (after reserve fund draw)	  					$0.00 	                	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due 					                            	$68,296.54 	            	5.875
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	   					68,296.54 	            	5.875
                                                ----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)		 				$0.00                  		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		          				$1,008,648.41
(H) Excess Interest						                      $373,780.61

Principal
(I) Total Principal Collections				        		$8,001,530.69
(J) Draw on Reserve Fund for realized
    losses 					                                	52,131.33
(K) Total Amount Available for Principal
    Distribution 					                      	$8,053,662.02     		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due						0.00                  		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		            				0.00 	                 	0
                                                  -------
    (iii) Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)  						0.00                  		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal
          Due	                               8,053,662.02        		67.11385017
    (ii)  Class A-2 Notes Monthly Principal
          Paid (after reserve fund draw)		 		8,053,662.02        		67.11385017
                                             ------------
    (iii) Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)  						0.00 	                 	0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due						0.00                  		0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		            				0.00 	                 	0
                                                  -------
    (iii) Class A-3 Notes Monthly Principal
          Shortfall (after reserve fund draw)  						0.00                  		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal
          Due	                                  					0.00 	                 	0
    (ii)  Class B Certificates Monthly Principal
          Paid (after reserve fund draw)	       					0.00                  		0
                                                   ------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)  						0.00 		                 0
(P) Total Note and Certificate Principal
    Paid                                    	8,053,662.02
(Q) Total Distributions						                9,216,077.25
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                  		592,890.24
(S) Amount of Draw from Reserve Account						   52,131.33
(T) Draw from Reserve Account plus Total
    Available Amount					                   	9,589,857.86

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
		                                            		Beginning	            	End
                                            				of Period		          of Period
                                             -------------          ----------
(A) Balances and Principal Factors
    (i)   Total Portfolio Balance     				$184,520,181.90 	   	$176,466,519.88
    (ii)  Total Note and Certificate
          Pool Factor				                       0.6349113          		0.6071996
    (iii) Class A-1 Notes Balance			                	0.00               		0.00
    (iv)   Class A-1 Notes Pool Factor			      	0.0000000 	         	0.0000000
    (v)    Class A-2 Notes Balance			      	96,551,531.90      		88,497,869.88
    (vi)   Class A-2 Notes Pool Factor		      		0.8045961           	0.7374822
    (vii)  Class A-3 Notes Balance			      	76,343,707.00 		     76,343,707.00
    (viii) Class A-3 Notes Pool Factor			      	1.0000000 		         1.0000000
    (ix)   Class B Certificates Balance			 	11,624,943.00    	  	11,624,943.00
    (x)    Class B Certificate Pool Factor				  1.0000000          		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	         			9.51%              		9.51%
    (ii)  Weighted Average Remaining
          Maturity (WAM) 			               	39.99 	months	      39.17 		months
    (iii) Remaining Number of Receivables			      	19,645             		19,134
    (iv)  Portfolio Receivable Balance				$184,520,181.90 		   $176,466,519.88

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,268,146.87
(B) Draw for Realized losses						                                 		52,131.33
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				52,131.33
(I) Excess Interest								                                         373,780.61
(J) Reserve Account Balance Prior to Release							              	6,589,796.15

(K) Reserve Account Required Amount							                       	5,996,905.91

(L) Final Reserve Account Required Amount							                 	5,996,905.91

(M) Reserve Account Release to Servicer							                     	592,890.24

(N) Ending Reserve Account Balance							                        	5,996,905.91

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period			                        					$52,131.33
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			32,102.71
(C) Aggregate Net Losses for Collection Period							               	20,028.62
(D) Net Loss Ratio for Collection Period (annualized)						            		0.13%
(E) Cumulative Net Losses for all Periods							                 	2,307,176.06
(F) Delinquent Receivables
                                				 Dollar Amount 		       #  Units
                                     -------------          --------
    (i)   30-59 Days Delinquent	 		   	5,135,067   	 2.91%   	  512    		2.68%
    (ii)  60-89 Days Delinquent		 	     	934,032    	0.53%	      93 		   0.49%
    (iii) 90 Days or More Delinquent	 			706,148 	   0.40%	      67 	   	0.35%

(G) Repossessions
                                 				Dollar Amount         	#  Units
                                     -------------          --------
                                   				1,039,363 	   0.59%	      97    		0.51%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		1.36%
    (ii) Preceding Collection Period							                             	0.83%
    (iii) Current Collection Period					                              			0.13%
    (iv) Three Month Average (Avg(i,ii,iii))	                        				0.78%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period						                       		0.64%
    (ii) Preceding Collection Period					                             			0.86%
    (iii) Current Collection Period							                              	0.93%
    (iv) Three Month Average (Avg(i,ii,iii))						                     		0.81%

(C) Loss and Delinquency Trigger Indicator							       	Trigger was not hit





The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge
and belief that the above information is true and correct.



\s\ Carolyn F. Geiger                					\s\ Leslie J. Fitzpatrick
---------------------	                    -------------------------
Carolyn F. Geiger		                    			Leslie J. Fitzpatrick
Vice President 				                      	Senior Vice President
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